EXHIBIT 10.28


                         KEYBANK NATIONAL ASSOCIATION

                               CONFIRMATION


To:           VICON INDUSTRIES INC.

              89 ARKAY DRIVE

              HAUPPAUGE, NEW YORK 11788

Attn:         JOHN BADKE
Fax:          516-951-2288

Duplicate
Confirm to:
Client ID:    01622BEITZEL


From:         KEYBANK NATIONAL ASSOCIATION
Date:         09-Sep-98
Our Ref:      29676

The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between KEYBANK NATIONAL ASSOCIATION and VICON INDUSTRIES INC on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Swap Agreement Specified below.

     1. The definintions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) (the "Definitions") are incorporated into this Confirmation.

     If you and we are parties to a Master Agreement that sets forth the general terms and conditions applicable to Swap Transactions between us ( a "Swap Agreement"), this confirmation supplements, forms a part of, and is subject to, such Swap Agreement. If you and we are not yet parties to a Swap Agreement, this Confirmation will supplement, form a part of, and be subject to, a Swap Agreement upon its execution and delivery by you and us. All provisions contained or incorporated by reference in such Swap Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation and the Definitions or the Swap Agreement, this Confirmation will govern. In addition, if a Swap Agreement has not been executed, this Confirmation will itself evidence a complete binding agreement between you and us as to the terms and conditions of the Swap Transaction to which this Confirmation relates.

     This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provision in the Swap Agreement.

     2. This Confirmation constitutes a Rate Swap Transaction under the Swap Agreement and the terms of the Rate Swap Transaction to which this Confirmation relates are as follows:

VICON INDUSTRIES INC
Our Ref: 29676

--------------
   Notional Amount:        $4,425,000.00 USD Amortizing $75,000.00 per month

   Trade Date:             09-Sep-98

   Effective Date:         11-Sep-98

   Termination Date:       01-Aug-03

   Fixed Amounts:
      Fixed Rate Payer:    VICON INDUSTRIES INC

      Fixed Rate Payer     Commencing 01-Oct-98 and monthly thereafter on
      Payment Dates:       the 1st calendar day of the month up to and
                           including the Termination Date, subject to adjustment in accordance with Following Business
                           Day Convention.

      Period End Dates:    1st of each month commencing 01-Oct-98.

      Fixed Rate:          6.7400%

      Fixed Rate Day
      Count Fraction:      Act/360

   Floating Amounts:
      Floating Rate Payer:  KEYBANK NATIONAL ASSOCIATION

      Floating Rate Payer   Commencing 01-Oct-98 and monthly thereafter on
      Payment Dates:        the 1st calendar day of the month up to and
                            including the Termination Date, subject to adjustment in accordance with Following Business
                            Day Convention.

      Period End Dates:     1st of each month commencing 01-Oct-98.

      Floating Rate for
      Initial Calculation
      Period:               To Be Determined

      Floating Rate Option: USD-LIBOR-BBA

      Designated Maturity:  1-Month

      Spread:               1.0000%

   Floating Rate Day
   Count Fraction:          Act/360

   Reset Dates:             The first day of each Floating Rate Payer
                            Calculation Period.

VICON INDUSTRIES INC
Our Ref: 29676

--------------

    Calculation Agent:            KEYBANK NATIONAL ASSOCIATION

    Other Terms
    and Conditions:               None

    Payment Method:               DDA

       Please pay us at:          KEYBANK NATIONAL ASSOCIATION
                                  WE DEBIT YOUR A/C #323680013097

       We will pay you at:        KEYBANK NATIONAL ASSOCIATION
                                  WE CREDIT YOUR A/C #323680013097



Please confirm the foregoing correctly sets forth the terms of our Agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                                              Regards,

                                              KEYBANK NATIONAL ASSOCICATION

                                              By:

                                              Name:  Jodi L Howe



Accepted and Confirmed as
of the Trade Date:

VICON INDUSTRIES INC

Name: John M. Badke